EXHIBIT 10.56

ASSET PURCHASE AND LEASEBACK AGREEMENT

This Asset Purchase And LeaseBack Agreement (“Agreement”) is made and entered into as of August 15, 2003 by and among Molecular Imaging Sorrento Valley LLC, a Delaware limited liability company (“PET LLC”), Molecular Imaging Cyclotron LLC, a Delaware limited liability company (“Cyclotron LLC”), and the Regents of the University of California, a California corporation, on behalf of UCSD Medical Group (“UCSD”), with reference to the following facts:

A. PET LLC is simultaneously herewith entering into an Asset Purchase Agreement dated as of August 15, 2003 (the “VI PET Purchase Agreement”) with Vital Imaging, Inc., a Nevada corporation, and its wholly-owned California limited liability company, Healthscan Metabolic Imaging LLC (collectively, “Vital Imaging”), pursuant to which PET LLC has agreed to purchase from Vital Imaging a CTI HR+ Positron Emission Tomography (“PET”) scanner and certain tenant improvements relating thereto (the “PET Scanner”) at the imaging center located at 11388 Sorrento Valley Road, San Diego, California 92121 (the “Center”).

B. Cyclotron LLC has entered into an Asset Purchase Agreement dated as of May 12, 2003, as amended with the First Amendment dated as of July 23, 2003 (the “VI Cyclotron Purchase Agreement”), with Vital Imaging pursuant to which Cyclotron LLC has purchased from Vital Imaging a CTI RDS 111 scanner and certain tenant improvements relating thereto (the “Cyclotron “) located at the Center.

C. UCSD desires to (i) purchase the PET Acquired Assets from PET LLC and sublease the PET Acquired Assets to PET LLC and (ii) purchase the Cyclotron Acquired Assets from Cyclotron LLC and sublease the Cyclotron Acquired Assets to Cyclotron LLC, on the terms and conditions as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Basic Transaction.

1.1 Purchase and Sale of PET Acquired Assets. On and subject to the terms and conditions of this Agreement, UCSD agrees to purchase from PET LLC and PET LLC agrees to sell, transfer, convey, and deliver to UCSD at the Closing for the consideration specified below in this Section 1, all of the right, title, and interest in and to the following assets (collectively, the “PET Acquired Assets”) purchased from Vital Imaging under the VI PET Purchase Agreement: (i) the specific tangible assets of the PET Scanner and tenant improvements listed in Exhibit ”A”, (ii) all transferable licenses and permits, and normal business records associated with the PET Scanner and appropriate and necessary for the continued operation of the PET Scanner, and (iii) all customer contracts, professional reading contracts and related goodwill.

1.2 Assumption of PET Liabilities. UCSD shall not assume and shall under no circumstances be responsible for any obligation or liability of PET LLC with respect to and/or arising out of the PET Acquired Assets, regardless of amount, character or description, or whether accrued, contingent or otherwise, except for the assumption of a capital equipment lease for the PET Scanner from MarCap Financial (or successor lessor) (“MarCap”), not to exceed the amount of $1,976,200.00 (the “PET Equipment Debt”).

1.3 PET Purchase Price. The total purchase price for the PET Acquired Assets is Five Hundred Thousand Dollars ($500,000.00) (the “PET Purchase Price”). UCSD shall pay to PET LLC the PET Purchase Price in cash or by bank check on the Closing Date.

1.4 Purchase and Sale of Cyclotron. On and subject to the terms and conditions of this Agreement, UCSD agrees to purchase from Cyclotron LLC and Cyclotron LLC agrees to sell, transfer, convey, and deliver to UCSD at the Closing, for the consideration specified below in this Section 1, all of the right, title, and interest in and to the following assets (collectively, the “Cyclotron Acquired Assets”) purchased from Vital Imaging under the VI Cyclotron Purchase Agreement: (i) the specific tangible assets of the Cyclotron and tenant improvements listed in Exhibit ”A”, and (ii) all transferable licenses and permits, and normal business records associated with the Cyclotron and appropriate and necessary for the continued operation of the Cyclotron.

1.5 Assumption of Cyclotron Liabilities. UCSD shall not assume and shall under no circumstances be responsible for any obligation or liability of Cyclotron LLC with respect to and/or arising out of the Cyclotron Acquired Assets, regardless of amount, character or description, or whether accrued, contingent or otherwise except for the assumption of a capital equipment lease for the Cyclotron from MarCap, not to exceed the amount of $2,123,800.00 (the “Cyclotron Equipment Debt”).

1.6 Cyclotron Purchase Price. The total purchase price for the Cyclotron Acquired Assets is Seven Hundred Fifty Thousand Dollars ($750,000.00) (the “Cyclotron Purchase Price”). UCSD shall pay to Cyclotron LLC the Cyclotron Purchase Price in cash or by bank check on the Closing Date.

1.7 Professional Services Agreement. Simultaneously with the Closing, UCSD and PET LLC shall enter into a Professional Services Agreement (the “Professional Services Agreement”) pursuant to which the UCSD Radiology Faculty shall agree to provide services of Board Certified Nuclear Medicine Physicians for PET LLC.

1.8 Sublease of Acquired Assets.

(a) PET Acquired Assets. On and subject to the terms and conditions of this Agreement and the sublease terms attached hereto as Exhibit “B” (the “PET Equipment Sublease”), at the Closing, UCSD agrees to sublease the PET Acquired Assets to PET LLC. Until such time as UCSD becomes a member of PET LLC as provided in Section 1.10(a) and for so long as the PET Equipment Sublease continues, the consideration to be paid by PET LLC for the sublease of the PET Acquired Assets shall be as described in the PET Equipment Sublease. PET LLC and UCSD contemplate that the PET Acquired Assets shall be upgraded to include CT capabilities and agree to negotiate with MarCap to add such additional cost to the PET Equipment Debt.

(b) Cyclotron Acquired Assets. On and subject to the terms and conditions of this Agreement and the lease terms attached hereto as Exhibit “C” (the “Cyclotron Equipment Sublease”), at the Closing, UCSD agrees to sublease the Cyclotron Acquired Assets to Cyclotron LLC. Until such time as UCSD becomes a member of Cyclotron LLC as provided in Section 1.10(b) and for so long as the Cyclotron Equipment Sublease continues, the consideration to be paid by Cyclotron LLC for the sublease of the Cyclotron Acquired Assets shall be as described in the Cyclotron Equipment Sublease.

1.9 Reserved.

1.10 UCSD Capital Contribution.

(a) PET LLC. UCSD may elect to become a member of PET LLC at any time before August 15, 2004 by providing written notice to PET LLC. If UCSD elects to become a member of PET LLC, UCSD shall enter into the Operating Agreement (the “PET Operating Agreement”) of PET LLC substantially in the form set forth in Exhibit D. UCSD acknowledges and agrees that the PET Operating Agreement may be amended to provide for additional investors in the event PET LLC requires additional capital. Any such amendments shall be made in consultation with UCSD. Simultaneously with its execution of the PET Operating Agreement, (i) UCSD shall contribute to PET LLC the PET Acquired Assets and any and all accrued and unpaid Additional Rent (as defined in the PET Equipment Sublease) owed by PET LLC to UCSD under the PET Equipment Sublease (and such obligation shall be extinguished in exchange for such membership interest), (ii) UCSD shall receive a sixty six and two thirds percent (66  2/3%) PET Allocation Interest in PET LLC, (iii) UCSD shall receive a forty-nine percent (49%) equity interest in PET LLC, (iv) the PET Equipment Sublease shall be terminated, (v) PET LLC and UCSD shall work in good faith to cause MarCap to permit the PET Equipment Debt to be assigned to PET LLC; provided, however, such assignment may be conditioned upon UCSD providing a letter of credit or pledge of its membership interest, or such other form of security acceptable to MarCap and/or any other debtors of PET LLC, to secure such PET Equipment Debt and any other equipment debt of PET LLC in proportion to its PET Allocation Interest, and (vi) UCSD’s capital contribution to PET LLC shall be deemed to be $500,000 less any and all Additional Rent paid to UCSD under the PET Equipment Sublease prior to UCSD’s execution of the PET Operating Agreement. “PET Allocation Interest” shall be the percentage of allocation of net profit, loss, depreciation and distributions to each member of PET LLC, as defined in the PET Operating Agreement. The UCSD capital contribution described in this Section 1.10(a) shall be made in such a manner reasonably calculated to allow PET Manager to continue to consolidate the revenues of PET LLC under generally accepted accounting principles. UCSD acknowledges and agrees the percentage of PET Allocation Interest and equity interest in PET LLC is subject to adjustment to reflect any dilution resulting from additional capital contributions to

PET LLC prior to UCSD’s member contribution described in this Section 1.10(a).

(b) Cyclotron LLC. UCSD may elect to become a member of Cyclotron LLC (i) at any time after August 15, 2005 and before August 15, 2006 by providing written notice to Cyclotron LLC or (ii) within ninety (90) calendar days after the date that Cyclotron LLC provides written notice to UCSD that Cyclotron LLC requires additional capital (and provided that UCSD provides written notice to Cyclotron LLC within twenty (20) calendar days of receipt of such notice that UCSD intends to become a member) if Cyclotron LLC requires additional capital and the members of Cyclotron LLC have elected not to meet such additional capital requirements with loan(s) to Cyclotron LLC. If UCSD elects to become a member of Cyclotron LLC, UCSD shall enter into the Operating Agreement (the “Cyclotron Operating Agreement”) of Cyclotron LLC substantially in the form set forth in Exhibit E. UCSD acknowledges and agrees that the Cyclotron Operating Agreement may be amended to provide for additional investors in the event Cyclotron LLC requires additional capital. Any such amendments shall be made in consultation with UCSD. UCSD also acknowledges and agrees that if the members of Cyclotron LLC elect to meet any additional capital requirements with loan(s) to Cyclotron LLC, such loan(s) shall be repaid to the member(s) before the payments of any Distributable Cash or Additional Rent. Simultaneously with its execution of the Cyclotron Operating Agreement, (i) UCSD shall contribute to Cyclotron LLC the Cyclotron Acquired Assets and any and all accrued and unpaid Additional Rent (as defined in the Cyclotron Equipment Lease) owed by Cyclotron LLC to UCSD under the Cyclotron Equipment Sublease (and such obligation shall be extinguished in exchange for such membership interest), and if UCSD becomes a member of Cyclotron LLC as a result of the requirement of additional capital, UCSD shall also contribute to Cyclotron LLC its pro-rata share of such additional capital requirements based on its Allocation Interest, (ii) UCSD shall receive a fifty percent (50%) Cyclotron Allocation Interest in Cyclotron LLC, (iii) UCSD shall receive a thirty seven percent (37%) equity interest in Cyclotron LLC, (iv) the Cyclotron Equipment Sublease shall be terminated, (v) Cyclotron LLC and UCSD shall work in good faith to cause MarCap to permit the Cyclotron Equipment Debt to be assigned to Cyclotron LLC; provided, however, such assignment may be conditioned upon UCSD providing a letter of credit or pledge of its membership interest, or such other form of security acceptable to MarCap and/or any other debtors of Cyclotron LLC, to secure such Cyclotron Equipment Debt and any other equipment debt of Cyclotron LLC in proportion to its Cyclotron Allocation Interest, and (vi) UCSD’s capital contribution to Cyclotron LLC shall be deemed to be $750,000 less any and all Additional Rent paid to UCSD under the Cyclotron Equipment Sublease prior to UCSD’s execution of the Cyclotron Operating Agreement. “Cyclotron Allocation Interest” shall be the percentage of allocation of net profit, loss, depreciation and distributions to each member of Cyclotron LLC, as defined in the Cyclotron Operating Agreement. The UCSD capital contribution described in this Section 1.10(b) shall be made in such a manner reasonably calculated to allow Cyclotron Manager to continue to consolidate the revenues of Cyclotron LLC under generally accepted accounting principles. UCSD acknowledges and agrees the percentage of Cyclotron Allocation Interest and equity interest in Cyclotron LLC is subject to adjustment to reflect any dilution resulting from additional capital contributions to Cyclotron LLC prior to UCSD’s member contribution described in this Section 1.10(b). Cyclotron LLC agrees to use commercially reasonable efforts to cause the Cyclotron Operating Agreement to be amended toreflect the terms for the payment of the Manager’s management fee, Additional Rent, and Distributable Cash as set forth in Paragraph 3 of the Cyclotron Equipment Sublease.

1.11 Medical Advisory Board. As requested by the Manager of PET LLC and Cyclotron LLC, UCSD shall appoint one or more representatives to the Medical Advisory Board for PET LLC and Cyclotron LLC (i) to provide a resource for informing other physicians in the medical community of the benefits and advantages of molecular imaging and the services provided by PET LLC and Cyclotron LLC, (ii) to provide educational services to PET LLC and Cyclotron LLC personnel and the medical community in general, and (iii) to provide general advice to PET LLC and Cyclotron LLC. Any advice given to PET LLC or Cyclotron LLC by the LLC Medical Advisory Board shall not be binding on PET LLC or Cyclotron LLC nor shall the members of the Medical Advisory Boards have any vote or rights of approval on any PET LLC or Cyclotron LLC matters.

1.12 Right of First Offer.

(a) At any time prior to December 31, 2010, if either UCSD, on the one hand, or MIC, Cyclotron LLC or PET LLC (collectively and individually for purposes of this Section 1.12, a “MIC Party” or the “MIC Parties”), or any of their respective affiliates, intends to, in San Diego County, California, establish a fixed site molecular imaging facility primarily for clinical use and/or a facility for the production of radio-pharmaceuticals for primarily clinical use, which is similar in nature to the Center (each, a “New Project”), UCSD or the MIC Parties (or any of their respective affiliates), as the case may be (the “Delivering Party”), shall provide the other party (the “Receiving Party”) written notice of the New Project, describing in reasonable detail the terms and conditions of the proposed New Project (including the amount and form of the proposed third-party investment and other material terms of the investment). The Receiving Party will have a period of twenty (20) business days after receipt of the notice to deliver a written notice (the “Notice of Interest”) to the Delivering Party indicating the Receiving Party’s interest in the New Project. If the Receiving Party delivers a Notice of Interest to the Delivering Party indicating its interest in the New Project, then the parties shall negotiate in good faith to finalize the terms of such New Project and to enter into definitive documentation with respect thereto, on terms substantially as provided in this Agreement. If the parties do not enter into definitive documentation for the New Project within ninety (90) calendar days after the date of the Notice of Interest, then the Delivering Party shall be free to negotiate with other third parties concerning the New Project. If the Receiving Party does not deliver a Notice of Interest to the Delivering Party within such twenty (20) business day period, (a) the Receiving Party shall be deemed to have rejected the New Project and (b) the Delivering Party may, during a ninety (90) calendar day period following the expiration of the twenty (20) business day period referred to above, enter into agreements with any other third-party participant with respect to such New Project upon terms no more favorable to the third-party participant than those specified in the notice delivered to the Receiving Party with respect to such New Project.

(b) Specific Performance. UCSD, on the one hand, and the MIC Parties, on the other hand, recognize and agree that any violation of this Section 1.12 may not be reasonably or adequately compensated in damages and that, in addition to any other relief to which the may be entitled by reason of such violation, the aggrieved party shall also be entitled to permanent and temporary injunctive and equitable relief and, pending determination of any dispute with respect to such violation, no bond or security shall be required in connection therewith. Without limiting the generality of the foregoing, each party specifically acknowledges that a showing by the aggrieved party of any breach of any provision of this Section 1.12 shall constitute, for the purposes of all judicial determinations of the issue of injunctive relief, conclusive proof of all of the elements necessary to entitle the aggrieved party to interim and permanent injunctive relief against the other party with respect to such breach.

(c) Severability of Covenants. If any part of this Section 1.12 is held by a court of competent jurisdiction or any other governmental authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of such provision shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and such court or authority shall be empowered to substitute, to the extent enforceable, provisions similar thereto or other provisions so as to provide to the aggrieved party the benefits intended by such provisions, to the fullest extent permitted by applicable law.

2. Closing. The closing of the transactions contemplated by this Agreement (“Closing”) shall take place at a mutually agreeable location on the first business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby or such other date as UCSD, PET LLC and Cyclotron LLC may mutually determine, which the parties anticipate to occur on August 15, 2003 (the “Closing Date”).

2.1 Deliveries By UCSD. On the Closing Date, (a) UCSD shall deliver to PET LLC (i) by wire transfer or check, the amount of Five Hundred Thousand Dollars ($500,000), (ii) an executed copy of the Professional Services Agreement, (iii) unless waived by PET LLC as provided in Section 2.3, an executed copy of UCSD’s assumption of the PET Equipment Debt, and (iv) anything else reasonably contemplated by this Agreement to be delivered at the Closing in order to lease the Pet Acquired Assets to PET LLC, and (b) UCSD shall deliver to Cyclotron LLC (i) by wire transfer or check, the amount of Seven Hundred Fifty Thousand Dollars ($750,000), (ii) unless waived by Cyclotron LLC as provided in Section 2.3, an executed copy of UCSD’s assumption of the Cyclotron Equipment Debt, and (iv) anything else reasonably contemplated by this Agreement to be delivered at the Closing in order to sublease the Cyclotron Acquired Assets to Cyclotron LLC.

2.2 Deliveries By PET LLC and Cyclotron LLC. On the Closing Date, (a) PET LLC shall deliver to UCSD (i) a copy of the executed sublease agreement (the “PET Sublease”) between PET LLC and Vital Imaging, approved by BC Sorrento, LLC, a California limited liability company (the “Landlord”), pursuant to which PET LLC shall have use of the Center, (ii) a copy of the executed VI PET Purchase Agreement, and (iii) anything else reasonably contemplated by this Agreement to be delivered at the Closing in order to transfer the PET Scanner and PET Acquired Assets to UCSD in accordance with the terms of this Agreement, and (b) Cyclotron LLC shall deliver to UCSD (ia copy of the executed sublease agreement (the “Cyclotron Sublease”) between

Cyclotron LLC and Vital Imaging, approved by the Landlord, pursuant to which Cyclotron LLC shall have use of the Center, (ii) a copy of the executed VI Cyclotron Purchase Agreement, and (iii) anything else reasonably contemplated by this Agreement to be delivered at the Closing in order to transfer the Cyclotron and Cyclotron Acquired Assets to UCSD in accordance with the terms of this Agreement.

2.3 Waiver of UCSD Assumption of Equipment Debt. If UCSD’s assumption of the PET Equipment Debt and/or Cyclotron Equipment Debt from Marcap is unduly delaying the Closing, PET LLC and/or Cyclotron LLC may provide written notice to UCSD of its election to waive this condition to Closing; provided, however, such waiver shall be conditioned upon the following: (i) UCSD shall be solely financially responsible for such PET Equipment Debt or Cyclotron Equipment Debt in the event the lease described in Section 1.8(a) or (b), respectively is terminated, or the PET LLC lease with Marcap for the PET Equipment Debt, or the Cyclotron LLC lease with Marcap for the Cyclotron Equipment Debt, is in default, (ii) the corporate guaranty provided by MIC to Marcap shall be terminates, and (iii) UCSD shall use its continous best efforts to cause MarCap to assign such PET Equipment Debt and Cyclotron Equipment Debt to UCSD as soon as possible after the Closing, and in the event MarCap does not allow such assignment, UCSD shall prepay to MarCap the entire amount of the PET Equipment Debt and Cyclotron Equipment Debt, or provide adequate assurances to PET LLC and Cyclotron LLC, in their sole discretion, that such PET Equipment Debt and Cyclotron Equipment Debt will be paid by UCSD, such as establishing a letter of credit in favor of PET LLC and Cyclotron LLC.

3. Conditions Precedent to Closing.

3.1 Conditions to PET LLC’s and Cyclotron LLC’s Obligations.

(a) PET LLC. PET LLC’s obligations to make the deliveries at the Closing are subject to each of the following conditions: (i) the VI PET Purchase Agreement has been executed by Vital Imaging and PET LLC, (ii) the PET Sublease has been executed by Vital Imaging and PET LLC and approved by the Landlord, (iii) all of the representations and warranties of UCSD contained herein shall continue to be true and correct at the Closing in all respects, and (iv) UCSD has delivered to PET LLC, or is prepared to deliver, the amount of Five Hundred Thousand Dollars ($500,000).

(b) Cyclotron LLC. PET LLC’s obligations to make the deliveries at the Closing are subject to each of the following conditions: (i) the Cyclotron Sublease has been executed by Vital Imaging and Cyclotron LLC and approved by the Landlord, (ii) all of the representations and warranties of UCSD contained herein shall continue to be true and correct at the Closing in all respects, and (iii) UCSD has delivered to PET LLC, or is prepared to deliver, the amount of Seven Hundred Fifty Thousand Dollars ($750,000).

3.2 Conditions to UCSD’s Obligations. UCSD’s obligations to make the deliveries at the Closing are subject to each of the following conditions: (i) each of PET LLC and

Cyclotron LLC shall have performed or tendered performance of their covenants and obligations as set forth herein, (ii) all the representations and warranties of PET LLC and Cyclotron LLC contained herein shall continue to be true and correct at the Closing in all respects, (iii) PET LLC and Cyclotron has delivered the mutually agreeable PET Sublease and Cyclotron Sublease to UCSD and the Landlord has consented to the PET Sublease and Cyclotron, (iv) PET LLC has delivered to UCSD the MarCap Consent for the PET Equipment Debt and the Cyclotron Equipment Debt, and (vi) PET LLC and Cyclotron LLC has delivered to UCSD, or is prepared to deliver, all documents required to be delivered by PET LLC and Cyclotron LLC, respectively, at the Closing or otherwise reasonably requested by UCSD to give effect to the transactions contemplated herein.

3.3 Termination. If any of the conditions set forth in Section 3.1 is neither satisfied nor waived on or before August 15, 2003, then PET LLC or Cyclotron LLC may terminate this Agreement by delivering to written notice of termination to UCSD. If any of the conditions set forth in Section 3.2 is neither satisfied nor waived on or before August 15, 2003, then UCSD may terminate this Agreement by delivering to written notice of termination to PET LLC and Cyclotron LLC. Any waiver of a condition shall be effective only if such waiver is stated in writing and signed by the waiving party.

4. Warranties, Representations and Covenants of PET LLC and Cyclotron LLC.

4.1 PET LLC warrants, represents and covenants to UCSD as follows:

(a) Corporate Status; Validity of Agreement. PET LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. PET LLC has full right, power and authority to execute and deliver this Agreement and perform the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized by all necessary limited liability or other action on the part of PET LLC, and this Agreement, when executed and delivered by PET LLC, shall constitute the valid and binding obligation of PET LLC enforceable in accordance with its terms.

(b) PET Acquired Assets. Upon the consummation of the VI PET Purchase Agreement and the full execution of the MarCap equipment lease for the PET Equipment Debt, PET LLC will be the owner of, and will have good and marketable title to, all of the PET Acquired Assets to be sold under the terms of this Agreement. Upon the consummation of the VI PET Purchase Agreement and receipt of the consent of MarCap to this Agreement, PET LLC will have the power and authority to sell, convey and assign the PET Acquired Assets to UCSD. At the Closing, PET LLC shall transfer and convey to UCSD all of PET LLC’s right, title and interest in the PET Acquired Assets as acquired from Vital Imaging under the VI PET Purchase Agreement, subject to the security interest granted to MarCap, but otherwise free and clear of (a) all mortgages, pledges, security interests, charges, liens or encumbrances of any kind whatsoever and (b) all other matters materially and adversely affecting the title thereto or otherwise interfering with or impairing the use thereof for the intended purpose.

(c) Governmental Consent. Except for permitting and licensing requirements necessary for the operation of the PET System, no consent, approval or authorization of or designation, declaration or filing with, any governmental authority on the part of PET LLC is required in connection with the valid execution, delivery and performance of this Agreement, or the consummation of any of the transactions contemplated hereby.

(d) No Conflict. The execution and delivery of this Agreement, and the performance of PET LLC’s obligations hereunder, (a) assuming the consent of Marcap to this Agreement, are not in violation or breach of, and will not conflict with or constitute a default under any material note, debt instrument, security agreement, lease, deed of trust or mortgage, or any other material contract, agreement or commitment binding upon PET LLC, or any of its assets or properties, (b) will not result in the creation or imposition of any lien, encumbrance, equity or restriction in favor of any third party upon any of the Acquired Assets, and (c) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over PET LLC or any of its properties.

4.2 Cyclotron LLC warrants, represents and covenants to UCSD as follows

(a) Corporate Status; Validity of Agreement. Cyclotron LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Cyclotron LLC has full right, power and authority to execute and deliver this Agreement and perform the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized by all necessary limited liability or other action on the part of Cyclotron LLC, and this Agreement, when executed and delivered by Cyclotron LLC, shall constitute the valid and binding obligation of Cyclotron LLC enforceable in accordance with its terms.

(b) Cyclotron Acquired Assets. Upon the full execution of the MarCap equipment lease for the Cyclotron Equipment Debt, Cyclotron LLC will be the owner of, and will have good and marketable title to, all of the Cyclotron Acquired Assets to be sold under the terms of this Agreement. Upon receipt of the consent of MarCap to this Agreement, Cyclotron LLC will have the power and authority to sell, convey and assign the Cyclotron Acquired Assets to UCSD. At the Closing, Cyclotron LLC shall transfer and convey to UCSD all of Cyclotron LLC’s right, title and interest in the Acquired Assets as acquired from Vital Imaging under the VI Cyclotron Purchase Agreement, subject to the security interest granted to Marcap, but otherwise free and clear of (a) all mortgages, pledges, security interests, charges, liens or encumbrances of any kind whatsoever and (b) all other matters materially and adversely affecting the title thereto or otherwise interfering with or impairing the use thereof for the intended purpose.

(c) Governmental Consent. Except for permitting and licensing requirements necessary for the operation of the Cyclotron System, no consent, approval or authorization of or designation, declaration or filing with, any governmental authority on the part of

Cyclotron LLC is required in connection with the valid execution, delivery and performance of this Agreement, or the consummation of any of the transactions contemplated hereby.

(d) No Conflict. The execution and delivery of this Agreement, and the performance of Cyclotron LLC’s obligations hereunder, (a) assuming the consent of Marcap to this Agreement, are not in violation or breach of, and will not conflict with or constitute a default under any material note, debt instrument, security agreement, lease, deed of trust or mortgage, or any other material contract, agreement or commitment binding upon Cyclotron LLC, or any of its assets or properties, (b) will not result in the creation or imposition of any lien, encumbrance, equity or restriction in favor of any third party upon any of the Acquired Assets, and (c) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Cyclotron LLC or any of its properties.

5. Warranties, Representations and Covenants of UCSD. UCSD warrants, represents and covenants to PET LLC and Cyclotron LLC as follows:

5.1 Corporate Status; Validity of Agreement. UCSD is a California corporation duly organized, validly existing and in good standing under the laws of the State of California. UCSD has full right, power and authority to execute and deliver this Agreement and perform the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of UCSD, and this Agreement, when executed and delivered by UCSD, shall constitute the valid and binding obligation of UCSD enforceable in accordance with its terms.

5.2 Acquired Assets. At the Closing, UCSD will have the power and authority to sublease the PET Acquired Assets to PET LLC and the Cyclotron Acquired Assets to Cyclotron LLC. At the Closing, UCSD shall (i) sublease to PET LLC all of its interest in the PET Acquired Assets as acquired from PET LLC hereunder and (ii) sublease to Cyclotron LLC all of its interest in the Cyclotron Acquired Assets as acquired from Cyclotron LLC hereunder, subject to the security interest granted to MarCap, but otherwise free and clear of (a) all mortgages, pledges, security interests, charges, liens or encumbrances of any kind whatsoever and (b) all other matters materially and adversely affecting the title thereto or otherwise interfering with or impairing the use thereof for the intended purpose.

5.3 Governmental Consent. Except for permitting and licensing requirements necessary for the operation of the PET System, no consent, approval or authorization of or designation, declaration or filing with, any governmental authority on the part of UCSD is required in connection with the valid execution, delivery and performance of this Agreement, or the consummation of any of the transactions contemplated hereby.

5.4 No Conflict. The execution and delivery of this Agreement, and the performance of UCSD’s obligations hereunder, (a) are not in violation or breach of, and will not conflict with or constitute a default under any material note, debt instrument, security agreement, lease, deed of trust or mortgage, or any other material contract, agreement or commitment binding upon UCSD, or any of its assets or properties, (b) will not result in the creation or imposition of any lien, encumbrance, equity or restriction in favor of any third party upon any of the Acquired Assets, and (c) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over UCSD or any of its properties.

6. Indemnity By PET LLC and Cyclotron LLC. (a) PET LLC shall indemnify, hold harmless and defend UCSD and its assigns from and against any loss, liability, damages or expense (including attorneys’ fees) suffered or incurred by UCSD and/or its assigns as a result of (i) a material breach of any obligation, representation, warranty, covenant or agreement made by PET LLC in this Agreement, or because any material representation or warranty by PET LLC contained herein shall be false; provided, however, any such material breach caused by a material breach of Vital Imaging under the VI PET Purchase Agreement shall not result in any PET LLC indemnity obligation hereunder; and (ii) cost and expenses (including reasonable attorneys’ fees) incurred by UCSD in connection with any claim, action, suit, proceeding, demand, assessment or judgment incident to any of the foregoing. PET LLC shall reimburse UCSD within thirty (30) days of UCSD’s written request (which request shall include reasonable supporting documentation for such reimbursement) for reimbursement of any and all amounts actually paid by UCSD on account of such obligations, losses, liabilities, damages or expenses.

(b) Cyclotron LLC shall indemnify, hold harmless and defend UCSD and its assigns from and against any loss, liability, damages or expense (including attorneys’ fees) suffered or incurred by UCSD and/or its assigns as a result of (i) a material breach of any obligation, representation, warranty, covenant or agreement made by Cyclotron LLC in this Agreement, or because any material representation or warranty by Cyclotron LLC contained herein shall be false; provided, however, any such material breach caused by a material breach of Vital Imaging under the VI Cyclotron Purchase Agreement shall not result in any Cyclotron LLC indemnity obligation hereunder; and (ii) cost and expenses (including reasonable attorneys’ fees) incurred by UCSD in connection with any claim, action, suit, proceeding, demand, assessment or judgment incident to any of the foregoing. Cyclotron LLC shall reimburse UCSD within thirty (30) days of UCSD’s written request (which request shall include reasonable supporting documentation for such reimbursement) for reimbursement of any and all amounts actually paid by UCSD on account of such obligations, losses, liabilities, damages or expenses.

7. Indemnity By UCSD. UCSD shall indemnify, hold harmless and defend PET LLC and Cyclotron LLC and its assigns from and against any loss, liability, damages or expense (including attorneys’ fees) suffered or incurred by PET LLC or Cyclotron LLC and its assigns as a result of (i) a material breach of any obligation, representation, warranty, covenant or agreement made by UCSD in this Agreement, or because any material representation or warranty by UCSD contained herein shall be false provided, however, any such material breach caused by a material breach of Vital Imaging under the VI PET Purchase Agreement or VI Cyclotron Purchase Agreement, respectively, shall not result in any UCSD indemnity obligation hereunder; and (ii) cost and expenses (including reasonable attorneys’ fees) incurred by PET LLC or Cyclotron LLC in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the foregoing. UCSD shall reimburse PET LLC and/or Cyclotron LLC within thirty (30) days of PET LLC’s or Cyclotron LLC’s written request (which request shall include reasonable supporting documentation for such reimbursement) for reimbursement of any and all amounts actually paid by PET LLC or Cyclotron LLC on account of such obligations, losses, liabilities, damages or expenses.

8. Entire Agreement; Severability; Modification. This instrument contains the entire agreement between the parties relating to the transaction described herein. Any oral representations or modifications concerning this instrument shall be of no force and effect, excepting a subsequent modification in writing, signed by the party to be charged. Should any term, provision or paragraph of this Agreement be determined to be illegal or void or of no force and effect, the balance of the Agreement shall survive. This Agreement may be modified, amended or supplemented only by a written instrument duly executed by all the parties hereto.

9. Further Assurances; Waiver. Each party hereto will execute, acknowledge and deliver any further assurances, documents and instruments reasonably requested by any other party hereto for the purpose of giving effect to the transactions contemplated herein or the intentions of the parties with respect thereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

10. Investigations and Survival. The respective representations, warranties, covenants and agreements of PET LLC and UCSD herein, or in any certificates or other documents delivered prior to or at the Closing, shall not be deemed waived or otherwise affected by any investigation made by any party hereto nor shall they be affected by the Closing.

11. Binding Effect. This Agreement shall bind and inure to the benefit of the respective heirs, personal representatives, successors, and assigns of the parties hereto, except as hereinabove expressly provided.

12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of California. Any legal proceeding relating to the Agreement shall be instituted and maintained exclusively in any court of competent jurisdiction in San Diego County, California.

13. Construction. In the interpretation and construction of this Agreement, the parties acknowledge that the terms hereof reflect extensive negotiations between the parties and that this Agreement shall not be deemed, for the purpose of construction and interpretation, that either party drafted this Agreement.

14. Counterparts; Facsimile Signatures. This Agreement may be signed in counterparts and delivered by facsimile signature.

[The remainder of this page was intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement the day and year first above written.

UCSD:		PET LLC:

The Regents of the University of California		Molecular Imaging Sorrento Valley LLC, a Delaware limited liability company

By:	/s/ EDWARD W. HOLMES	By:	Molecular Imaging Corporation, a Delaware corporation, its Manager

			By:	/s/ PAUL J. CROWE
Paul J. Crowe, CEO

CYCLOTRON LLC:

Molecular Imaging Cyclotron LLC, a Delaware limited liability company

		By:	Molecular Imaging Corporation, a Delaware corporation, its Manager

			By:	/s/ PAUL J. CROWE
Paul J. Crowe, CEO

For purposes of Section 1.12 only:

Molecular Imaging Corporation

By:	/s/ PAUL J. CROWE
Paul J. Crowe, CEO

14